Long-term Debt	12 Months Ended
Mar. 31, 2020
Debt Disclosure [Abstract]
Long-term Debt	Long-term Debt
On August 23, 2018, the Company entered into the First Lien Credit Agreement (the “First Lien Term Loan”) in which the Company borrowed an aggregate principal amount of $950.0 million, which matures on August 23, 2025. On February 6, 2020, the Company entered into the Second Amendment to Credit Agreement (the “Second Amendment”) which provides for a decrease in the applicable margin on the First Lien Term Loan and the Revolving Credit Facility and an increase to the letter of credit sublimit by $10.0 million. The First Lien Term Loan and the Second Amendment are collectively referred to as the “Amended First Lien Term Loan”.
Borrowings under the Amended First Lien Term Loan bear interest, at the Company’s election, at either (i) the Alternative Base Rate, as defined per the credit agreement, plus 1.25% per annum, or (ii) LIBOR plus 2.25% per annum. Interest payments are due quarterly, or more frequently, based on the terms of the credit agreement. As of March 31, 2020, the Company has satisfied all required principal payments under the Amended First Lien Term Loan and the remainder is due at maturity.
The Amended First Lien Term Loan requires prepayments in the case of certain events including: property or asset sale in excess of $5.0 million, proceeds in excess of $5.0 million from an insurance settlement, or proceeds from a new debt agreement. An additional prepayment may be required under the Amended First Lien Term Loan related to excess cash flow for the respective measurement periods.
All of the indebtedness under the Amended First Lien Term Loan is and will be guaranteed by the Company’s existing and future material domestic subsidiaries and is and will be secured by substantially all of the assets of the Company and such guarantors. The Amended First Lien Term Loan contains customary negative covenants. At March 31, 2020, the Company was in compliance with all applicable covenants.
On August 23, 2018, the Company entered into the Second Lien Credit Agreement (the “Second Lien Term Loan”) in which the Company borrowed an aggregate principal amount of $170.0 million. Borrowings under the Second Lien Term Loan bore interest, at the Company’s election, at either (i) the Alternative Base Rate, as defined per the credit agreement, plus 6.00% per annum, or (ii) LIBOR plus 7.00% per annum. The maturity date on the Second Lien Term Loan was August 23, 2026, with principal payment due in full on the maturity date. Interest payments were due quarterly, or more frequently, based on the terms of the credit agreement. During the second quarter of fiscal 2020, the Company repaid all outstanding borrowings, including accrued interest, under the Second Lien Term Loan and recognized a loss on debt extinguishment of $2.7 million within “Interest expense, net” in the consolidated statement of operations for the year ended March 31, 2020. The Amended First Lien Term Loan and Second Lien Term Loan are collectively referred to as the “Term Loans”.
Debt issuance costs and original issuance discount of $16.4 million, which includes $0.9 million additional transaction fees related to the Second Amendment, were incurred in connection with the Term Loans. These debt issuance costs and original issuance discount will be amortized into interest expense over the contractual term of the Term Loans. The Company recognized $1.2 million and $1.7 million of amortization of debt issuance costs and original issuance discount for the years ended March 31, 2019 and 2020, respectively, which is included in the accompanying consolidated statements of operations.
At March 31, 2019, the Company had an aggregate principal amount outstanding of $947.6 million and $88.7 million for the First Lien Term Loan and Second Lien Term Loan, respectively, bearing interest at 5.7% and 9.5%, respectively. At March 31, 2020, the Company had an aggregate principal amount outstanding of $521.1 million for the First Lien Term Loan bearing interest at 3.2%. At March 31, 2019 and March 31, 2020, the Company had $14.3 million and $10.6 million of unamortized debt issuance costs and original issuance discount which is recorded as a reduction of the debt balance on the Company’s consolidated balance sheets.
Revolving Facility
The First Lien Credit Agreement further provided for a revolving credit facility (the “Revolving Facility”) in an aggregate amount of $60.0 million, which matures on August 23, 2023. Borrowings under the Revolving Facility currently bear interest, at the Company’s election, at either (i) the Alternative Base Rate, as defined per the credit agreement, plus 1.25% per annum, or (ii) LIBOR plus 2.25% per annum. The Revolving Facility includes a $25.0 million letter of credit sub-facility.
The Company incurs fees with respect to the Revolving Facility, including (i) a commitment fee of 0.25% per annum of unused commitments under the Revolving Facility, (ii) facility fees equal to the applicable margin in effect for Eurodollar Rate Loans, as defined per the credit agreement, times the average daily stated amount of letters of credit, (iii) a fronting fee equal to either (a) 0.125% per annum on the stated amount of each letter of credit or (b) such other rate per annum as agreed to by the parties subject to the letters of credit, and (iv) customary administrative fees.
All of the indebtedness under the Revolving Facility is and will be guaranteed by the Company’s existing and future material domestic subsidiaries and is and will be secured by substantially all of the assets of the Company and such guarantors.
Debt issuance costs of $0.8 million were incurred in connection with the entry into the Revolving Facility. These debt issuance costs are amortized into interest expense over the contractual term of the loan. The Company recognized $0.1 million and $0.2 million of amortization of debt issuance costs for the years ended March 31, 2019 and 2020, respectively, which is included in the accompanying consolidated statements of operations. There were $0.7 million and $0.5 million of unamortized debt issuance costs included as a reduction of the debt balance on the accompanying consolidated balance sheets as of March 31, 2019 and 2020, respectively.
The Revolving Facility contains customary negative covenants and does not include any financial maintenance covenants other than a springing minimum net leverage ratio not exceeding 7.50 to 1.00 on the last day of any fiscal quarter, which will be tested only upon the occurrence of an event of default or certain other conditions as specified in the agreement. At March 31, 2020, the Company was in compliance with all applicable covenants pertaining to the Revolving Facility.
As of March 31, 2019 and 2020, there were no amounts outstanding under the Revolving Facility and there were $0.5 million and $15.3 million of letters of credit issued, respectively. The Company had $59.5 million and $44.7 million of availability under the Revolving Facility as of March 31, 2019 and 2020, respectively.
Debt Maturities
The maturities of outstanding debt are as follows (in thousands):

Fiscal year	Amount
2021	$—
2022	—
2023	—
2024	—
2025	—
Thereafter	521,125
Total future payments	$521,125